UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 20, 2026

Stellar Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-38280	20-8339782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9 Greenway Plaza, Suite 110

Houston, Texas 77046

(Address of Principal Executive Offices) (Zip Code)

(713) 210-7600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STEL	New York Stock Exchange
(indicate by check)
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As announced on January 28, 2026, Stellar Bancorp, Inc., a Texas corporation (“Stellar” or the “Company”), entered into an Agreement and Plan of Merger, dated January 27, 2026 (the “Merger Agreement”), with Prosperity Bancshares, Inc., a Texas corporation (“Prosperity”), pursuant to which Stellar will merge with and into Prosperity (the “Merger”), with Prosperity as the surviving corporation in the Merger. Immediately following the Merger, Stellar’s wholly owned banking subsidiary, Stellar Bank, will merge with and into Prosperity’s wholly owned banking subsidiary, Prosperity Bank (the “Bank Merger”), which will continue as the surviving bank in the Bank Merger (collectively, the “Proposed Transaction”).

In connection with the Proposed Transaction, Prosperity filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2026, a registration statement on Form S-4, File No. 333-294882, as amended on April 17, 2026, and which was declared effective by the SEC on April 21, 2026, containing a preliminary prospectus of Prosperity that also constitutes a preliminary proxy statement of Stellar, and Stellar filed a definitive proxy statement and Prosperity filed a final prospectus with the SEC, dated April 21, 2026 (the “proxy statement/prospectus”), with respect to the special meeting of Stellar shareholders scheduled to be held on May 27, 2026. Stellar first mailed the proxy statement/prospectus to its shareholders on or about April 23, 2026.

Litigation Related to the Proposed Transaction

Following the announcement of the Proposed Transaction, as of the date of this Current Report on Form 8-K, three lawsuits challenging the Proposed Transaction have been filed (each, a “Lawsuit” and, collectively, the “Lawsuits”). The first Lawsuit, captioned Jackson v. Stellar Bancorp, Inc., et al., No. 652644/2026, was filed in the Supreme Court of the State of New York on May 5, 2026. The second Lawsuit, captioned Kent v. Stellar Bancorp, Inc., et al., No. 652658/2026, was filed in the Supreme Court of the State of New York on May 5, 2026. The third Lawsuit, captioned Zalvin v. Stellar Bancorp, Inc., et al., No. 652804/2026, was filed in the Supreme Court of the State of New York on May 13, 2026. In addition, Stellar has received demand letters from counsel representing purported shareholders of Stellar (the “Demand Letters” and, together with the Lawsuits, the “Matters”). The Matters each allege that, among other things, the proxy statement/prospectus contains certain disclosure deficiencies and/or incomplete information regarding the Proposed Transaction.

Stellar and Prosperity believe that the claims asserted in the Matters are without merit and that no additional disclosure in the proxy statement/prospectus is required or necessary under applicable laws. However, in order to avoid the risk that the Matters delay or otherwise adversely affect the Proposed Transaction, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Stellar and Prosperity hereby make additional disclosures (the “Supplemental Disclosures”) to supplement the disclosures contained in the proxy statement/prospectus. Stellar, Prosperity and their respective boards of directors deny all allegations in the Matters that any additional disclosure was or is required or that they have violated any laws or breached any duties to their shareholders in connection with the proxy statement/prospectus, and none of the Supplemental Disclosures nor any other disclosure in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any Supplemental Disclosures.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS

The information set forth below supplements the proxy statement/prospectus and should be read in conjunction with the proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the proxy statement/prospectus, the information contained herein supersedes the information contained in the proxy statement/prospectus. Except as otherwise described in the below supplemental disclosures or the documents referred to, contained in or incorporated by reference herein, the proxy statement/prospectus, the annexes to the proxy statement/prospectus and the documents referred to, contained in or incorporated by reference in the proxy statement/prospectus are not otherwise modified, supplemented or amended. All page references below are to pages in the proxy statement/prospectus, and terms used below shall have the meanings set forth in the proxy statement/prospectus (unless otherwise defined below). For clarity, new text within restated paragraphs and tables from the proxy statement/prospectus is underlined, while deleted text is stricken-through.

1.

The disclosure under the section entitled “The Merger—Background of the Merger” in the proxy statement/prospectus is hereby amended by adding the following underlined language and deleting the stricken language in the last paragraph on page 55 of the proxy statement/prospectus:

From time to time, Mr. Franklin has met with executive officers of other financial institutions to have general discussions about the banking industry, including at industry and investor conferences. Prior to the discussions with KBW, Mr. Franklin had scheduled a lunch meeting with the Chief ~~Operating~~ Executive Officer of a publicly traded regional bank holding company (“Company B”) to take place on September 23, 2025. Company B was contacted by KBW in advance of the lunch meeting and expressed interest in a potential business combination. On September 23, 2025, Mr. Franklin met with the Chief Executive Officer of Company B for lunch. On September 26, 2025, Stellar and Company B executed a non-disclosure agreement to permit further discussions about a potential business combination. The non-disclosure agreement contained, among other things, a customary standstill (which included a customary “don’t ask, don’t waive” provision, subject to exceptions that permitted Company B to make confidential, non-public requests to Stellar’s Chief Executive Officer or Chairman of the Stellar Board seeking an amendment or waiver of the standstill).

2.

The disclosure under the section entitled “The Merger—Background of the Merger” in the proxy statement/prospectus is hereby amended by adding the following underlined language in the first paragraph on page 56 of the proxy statement/prospectus:

On October 1, 2025, Stellar executed a non-disclosure agreement with a publicly traded regional bank holding company (“Company C”), which KBW had contacted, in advance of a meeting between Mr. Franklin and Company C’s Chief Executive Officer. Although Mr. Franklin engaged in discussion with Company C’s Chief Executive Officer after executing the non-disclosure agreement, Company C indicated that the timing was not right for Company C to engage in a potential business combination with Stellar. The non-disclosure agreement contained, among other things, a customary standstill (which included a customary “don’t ask, don’t waive” provision, subject to exceptions that permitted Company C to make confidential, non-public requests to Stellar’s Chief Executive Officer or Chairman of the Stellar Board seeking an amendment or waiver of the standstill).

3.

The disclosure under the section entitled “The Merger—Background of the Merger” in the proxy statement/prospectus is hereby amended by adding the following underlined language in the sixth paragraph on page 56 of the proxy statement/prospectus:

On November 15, 2025, Company D executed a non-disclosure agreement with Stellar to permit further discussions about a potential business combination. The non-disclosure agreement contained, among other things, a customary standstill (which included a customary “don’t ask, don’t waive” provision, subject to exceptions that permitted Company D to make confidential, non-public requests to Stellar’s Chief Executive Officer or Chairman of the Stellar Board seeking an amendment or waiver of the standstill).

4.

The disclosure under the section entitled “The Merger—Background of the Merger” in the proxy statement/prospectus is hereby amended by adding the following underlined language in the eighth paragraph on page 56 of the proxy statement/prospectus:

On November 19, 2025, Stellar executed a non-disclosure agreement with Prosperity. The non-disclosure agreement contained, among other things, a customary standstill (which included a customary “don’t ask, don’t waive” provision, subject to exceptions that permitted Prosperity to make confidential, non-public requests to Stellar’s Chief Executive Officer or Chairman of the Stellar Board seeking an amendment or waiver of the standstill). Also, on November 19, 2025, Mr. Franklin met with David Zalman, Prosperity’s Senior Chairman of the Board and Chief Executive Officer to discuss a potential acquisition of Stellar. From time to time, senior executives of Stellar have had informal conversations with senior executives of other financial institutions regarding industry developments and economic and market conditions, and, prior to the execution of the non-disclosure agreement, Mr. Franklin and Mr. Zalman had previously met on multiple occasions and discussed their respective companies and the prospects for financial institutions in the markets they served.

5.

The disclosure under the section entitled “The Merger—Opinion of Stellar’s Financial Advisor—Stellar Selected Companies Analysis” in the proxy statement/prospectus is hereby supplemented by adding the following underlined paragraph immediately below the first table and related footnotes on page 71 of the proxy statement/prospectus:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “Stellar Selected Companies Analysis” were 0.93x and 2.53x, respectively, the low and high stock price-to-2026 estimated EPS multiples of the selected companies were 9.9x and 13.3x, respectively, and the low and high stock price-to-2027 estimated EPS multiples of the selected companies were 7.9x and 12.3x, respectively.

6.

The disclosure under the section “The Merger—Opinion of Stellar’s Financial Advisor—Prosperity Selected Companies Analysis” in the proxy statement/prospectus is hereby supplemented by adding the following paragraph below the carryover footnotes to the third table on page 72 of the proxy statement/prospectus:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “Prosperity Selected Companies Analysis” were 1.02x and 2.40x, respectively, the low and high stock price-to-2026 estimated EPS multiples of the selected companies were 7.7x and 13.8x, respectively, and the low and high stock price-to-2027 estimated EPS multiples of the selected companies were 7.1x and 13.3x, respectively.

7.

The disclosure under the section entitled “The Merger—Opinion of Stellar’s Financial Advisor—Selected Transaction Analysis” in the proxy statement/prospectus is hereby amended to add the “Announcement Date” for each of the selected transactions to the table on page 73 of the proxy statement/prospectus. The amended and restated table of selected transactions is as follows:

Acquiror	Acquired Company	Announcement Date
The PNC Financial Services Group, Inc.	FirstBank Holding Company	9/8/2025
Huntington Bancshares Incorporated	Veritex Holdings, Inc.	7/14/2025
Columbia Banking System, Inc.	Pacific Premier Bancorp, Inc.	4/23/2025
Berkshire Hills Bancorp, Inc.	Brookline Bancorp, Inc.	12/16/2024
Old National Bancorp	Bremer Financial Corporation	11/25/2024
Atlantic Union Bankshares Corporation	Sandy Spring Bancorp, Inc.	10/21/2024
Renasant Corporation	The First Bancshares, Inc.	7/29/2024
SouthState Corporation	Independent Bank Group, Inc.	5/20/2024
UMB Financial Corporation	Heartland Financial USA, Inc.	4/29/2024
Provident Financial Services, Inc.	Lakeland Bancorp, Inc.	9/27/2022

8.

The disclosure under the section entitled “The Merger—Opinion of Stellar’s Financial Advisor—Selected Transaction Analysis” in the proxy statement/prospectus is hereby supplemented by adding the following paragraph immediately below the first table on page 74 of the proxy statement/prospectus:

The low and high price-to-tangible book value per share multiples of the selected transactions in the “Selected Transactions Analysis” were 0.99x and 2.34x, respectively, the low and high pay-to-trade ratios of the selected transactions were 0.55x and 1.19x, respectively, the low and high price-to-LTM EPS multiples of the selected transactions were 12.4x and 27.6x, respectively, and the low and high core deposit premiums of the selected transactions were 0.0% and 10.6%, respectively. For the nine selected transactions in which Forward EPS for the acquired company was available at announcement, the low and high price-to-Forward EPS multiples of the selected transactions were 9.7x and 14.3x, respectively. For the eight selected transactions in which the acquired company was publicly traded, the low and high one-day market premiums of the selected transactions were 1.0% and 28.9%, respectively.

9.

The disclosure under the section entitled “The Merger—Opinion of Stellar’s Financial Advisor—Financial Impact Analysis” in the proxy statement/prospectus is hereby amended by adding the underlined language to the third to last sentence of the first full paragraph on page 75 of the proxy statement/prospectus:

This analysis indicated the merger could be accretive to Prosperity’s estimated 2026 EPS and estimated 2027 EPS by 2.7% and 9.2%, respectively, and could be dilutive to Prosperity’s estimated tangible book value per share at closing assumed as of June 30, 2026 by 7.8%.

10.

The disclosure under the section entitled “The Merger—Opinion of Stellar’s Financial Advisor—Stellar Dividend Discount Model Analysis” in the proxy statement/prospectus is hereby amended by adding the underlined language to the second sentence of the second full paragraph on page 75 of the proxy statement/prospectus:

In this analysis, KBW used financial forecasts and projections relating to the earnings and assets of Stellar provided by Stellar management, and KBW assumed discount rates ranging from 12.0% to 14.0% selected by taking into account capital asset pricing model implied cost of capital calculations and other factors based on KBW’s experience and judgment.

11.

The disclosure under the section entitled “The Merger—Opinion of Stellar’s Financial Advisor—Prosperity Dividend Discount Model Analysis” in the proxy statement/prospectus is hereby amended by adding the underlined language to the second sentence of the last paragraph beginning on page 75 of the proxy statement/prospectus:

In this analysis, KBW used financial forecasts and projections relating to the net income and assets of Prosperity for 2026 provided by Prosperity management, publicly available consensus “street estimates” of Prosperity for 2027 and assumed long-term growth rates for Prosperity provided by Prosperity management and KBW assumed discount rates ranging from 11.0% to 13.0% selected by taking into account capital asset pricing model implied cost of capital calculations and other factors based on KBW’s experience and judgment.

12.

The disclosure under the section entitled “The Merger—Opinion of Stellar’s Financial Advisor—Miscellaneous” in the proxy statement/prospectus is hereby amended by adding the underlined language to the second to last paragraph on page 76 of the proxy statement/prospectus:

Pursuant to the KBW engagement agreement, Stellar agreed to pay KBW a cash fee equal to 1.20% of the aggregate merger consideration, which is estimated to be a fee of approximately $23.8 million based on the aggregate transaction value as of January 26, 2026, $2,000,000 of which became payable to KBW with the rendering of KBW’s opinion and the balance of which is contingent upon the closing of the merger. Stellar also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its retention and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith. Other than in connection with the present engagement, in the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to Stellar. In the two years preceding the date of its opinion, KBW has provided investment banking and financial advisory services to Prosperity and received compensation for such services. KBW acted as buyside advisor to Prosperity in its December 2025 acquisition of American Bank Holding Corporation for which services KBW received a cash fee of $500,000 from Prosperity. KBW may in the future provide investment banking and financial advisory services to Stellar or Prosperity and receive compensation for such services.

Cautionary Notes on Forward-Looking Statements

This communication contains statements regarding the proposed transaction between Prosperity Bancshares, Inc. (“Prosperity”) and Stellar Bancorp, Inc. (“Stellar”); future financial and operating results; benefits and synergies of the proposed transaction; future opportunities for Prosperity; the issuance of common stock of Prosperity contemplated by the Agreement and Plan of Merger by and between Prosperity and Stellar (the “Merger Agreement”); the expected timing of the closing of the proposed transaction contemplated by the Merger Agreement; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the federal securities laws, including the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Forward-looking statements include all statements other than statements of historical fact, including forecasts or trends, and are based on current expectations, assumptions, estimates, and projections about Prosperity, Stellar and their respective subsidiaries or related to the proposed transaction between Prosperity and Stellar and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

These forward-looking statements may include information about Prosperity’s and Stellar’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Prosperity’s and Stellar’s future capital expenditures and dividends, future financial condition and changes therein, including changes in Prosperity’s and Stellar’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s and Stellar’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s and Stellar’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of the proposed transaction, and statements about the assumptions underlying any such statement.

These forward-looking statements are not guarantees of future performance and are based on expectations and assumptions Prosperity and Stellar currently believe to be valid. Because forward-looking statements relate to future results and occurrences, many of which are outside of the control of Prosperity and Stellar, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity, Stellar or the combined company and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements. Such risks and uncertainties include, among others: (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Prosperity’s and Stellar’s businesses as a result of the announcements and pendency of the proposed transaction, (3) the risk that the integration of Stellar’s businesses and operations into Prosperity will be materially delayed or will be more costly or difficult than expected, or that Prosperity is otherwise unable to successfully integrate Stellar’s business into its own, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approval by the shareholders of Stellar, (5) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed transaction, (6) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (7) the dilution caused by the issuances of additional shares of Prosperity’s common stock in the proposed transaction, (8) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (9) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Prosperity before or after the proposed transaction, or against Stellar, (10) diversion of management’s attention from ongoing business operations and

(11) general competitive, economic, political and market conditions and other factors that may affect future results of Prosperity and Stellar. Prosperity and Stellar disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. These and various other risks, uncertainties, assumptions, and factors are discussed in the respective Annual Reports on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by Prosperity or Stellar and in other filings made by Prosperity and Stellar with the Securities and Exchange Commission (the “SEC”) from time to time.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Prosperity has filed with the SEC a registration statement (the “Registration Statement”) on Form S-4 (File No. 333-294882) to register the shares of Prosperity common stock to be issued to the shareholders of Stellar in connection with the proposed transaction. The Registration Statement includes a prospectus of Prosperity and a proxy statement of Stellar (the “proxy statement/prospectus”). The Registration Statement was declared effective on April 21, 2026, at which time Prosperity filed a final prospectus and Stellar filed a definitive proxy statement. The mailing of the proxy statement/prospectus to Stellar shareholders commenced on April 23, 2026. This communication is not a substitute for the Registration Statement, the proxy statement/prospectus or any other document that may be filed by Prosperity or Stellar with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the Registration Statement and the proxy statement/prospectus and other documents that are filed with the SEC by Prosperity or Stellar, as applicable, free of charge from the SEC’s website at https://www.sec.gov or through the investor relations section of Prosperity’s website at https://www.prosperitybankusa.com/investor-relations/ or Stellar’s website at https://ir.stellar.bank.

Participants in the Solicitation

Prosperity, Stellar and certain of their directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies from Stellar’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Prosperity and their ownership of Prosperity common stock is contained in the definitive proxy statement for Prosperity’s 2026 annual meeting of shareholders (the “Prosperity Annual Meeting Proxy Statement”), which was filed with the SEC on March 16, 2026, including under the headings “Item 1. Election of Directors,” “Corporate Governance,” “Executive Compensation and Other Matters,” “Item 3. Advisory Vote on Executive Compensation,” and “Beneficial Ownership of Common Stock by Management of the Company and Principal Shareholders.” Information about the directors and executive officers of Stellar and their ownership of Stellar common stock is contained in Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2025 of Stellar (the “Stellar 10-K/A”), which was filed with the SEC on April 17, 2026. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Stellar in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus relating to the proposed transaction filed with the SEC. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Prosperity Annual Meeting Proxy Statement or the Stellar 10-K/A, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC, as applicable. Free copies of the proxy statement/prospectus relating to the proposed transaction and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov or through the investor relations section of Prosperity’s website at https://www.prosperitybankusa.com/investor-relations/ or Stellar’s website at https://ir.stellar.bank.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR BANCORP, INC.

Date: May 20, 2026	By:	/s/ Paul P. Egge
Paul P. Egge
Chief Financial Officer